Exhibit 10.50

Execution Version

GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT (this “Guaranty Agreement”), dated as of December 23, 2004, is made by EACH OF THE UNDERSIGNED DOMESTIC SUBSIDIARIES OF THE BORROWER AND EACH OTHER PERSON WHO SHALL BECOME A PARTY HERETO BY EXECUTION OF A GUARANTY JOINDER AGREEMENT (each a “Guarantor” and collectively the “Guarantors”) to BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States, as administrative agent (in such capacity, the “Administrative Agent”) for each of the lenders (the “Lenders” now or hereafter party to the Credit Agreement defined below (collectively with the Administrative Agent, and certain other Persons parties to Related Credit Arrangements as more particularly described in Section 19 hereof, the “Secured Parties”). All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Secured Parties have agreed to provide to BEARINGPOINT, INC., a Delaware corporation (the “Borrower”), certain credit facilities, including a revolving credit facility with a letter of credit and swing line sublimit, pursuant to the terms of that certain Credit Agreement dated as of December 17, 2004 among the Borrower, the Administrative Agent and the Lenders (as from time to time amended, revised, modified, supplemented or amended and restated, the “Credit Agreement”); and

WHEREAS, each initial Guarantor is, directly or indirectly, a Domestic Subsidiary of the Borrower and will materially benefit from the Loans made and to be made, and the Letters of Credit issued and to be issued, under the Credit Agreement; and

WHEREAS, each Guarantor is required to enter into this Guaranty Agreement pursuant to the terms of the Credit Agreement; and

WHEREAS, a material part of the consideration given in connection with and as an inducement to the execution and delivery of the Credit Agreement by the Secured Parties was the obligation of the Borrower to cause each Guarantor to enter into this Guaranty Agreement, and the Secured Parties are unwilling to extend and maintain the credit facilities provided under the Loan Documents unless the Guarantors enter into this Guaranty Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

1. Guaranty. Each Guarantor hereby jointly and severally, unconditionally, absolutely, continually and irrevocably guarantees to the Administrative Agent for the benefit of the Secured Parties the payment and performance in full of the Guaranteed Liabilities (as defined below). For all purposes of this Guaranty Agreement, “Guaranteed Liabilities” means: (a) the Borrower’s prompt payment in full, when due or declared due and at all such times, of all Obligations and all other amounts pursuant to the terms of the Credit Agreement, the Notes, and all other Loan Documents heretofore, now or at any time or times hereafter owing, arising, due or payable from the Borrower to any one or more of the Secured Parties, including principal, interest, premiums and fees (including, but not limited to, loan fees and, to the extent payable pursuant to Section 10.04 of the Credit Agreement, reasonable fees, charges and disbursements of counsel for the Secured Parties (“Attorney Costs”)); (b) the Borrower’s prompt, full and faithful performance, observance and discharge of each and every agreement, undertaking, covenant and provision to be performed, observed or discharged by the Borrower under the Credit Agreement, the Notes and all other Loan Documents; and (c) the prompt payment in full by each Loan Party, when due or declared due and at all such times, of obligations and liabilities now or hereafter arising under Related Credit Arrangements (as defined below). The Guarantors’ obligations to the Secured Parties under this Guaranty Agreement are hereinafter collectively referred to as the “Guarantors’ Obligations” and, with respect to each Guarantor individually, the “Guarantor’s Obligations”. Notwithstanding the foregoing, the liability of each Guarantor individually with respect to its Guarantor’s Obligations shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state Law.

Each Guarantor agrees that it is jointly and severally, directly and primarily liable (subject to the limitation in the immediately preceding sentence) for the Guaranteed Liabilities.

The Guarantors’ Obligations are secured by various Security Instruments referred to in the Credit Agreement, including without limitation a Pledge Agreement and a Security Agreement.

For purposes of this Guaranty Agreement: (i) “Related Swap Contracts” means all Swap Contracts which are entered into or maintained by any Loan Party with a Lender or Affiliate of a Lender in connection with Indebtedness of the Borrower arising under the Loan Documents and which are not prohibited by the express terms of the Loan Documents; (ii) “Related Treasury Management Arrangements” means all arrangements for the delivery of treasury management services to or for the benefit of any Loan Party which are entered into or maintained with a Lender or Affiliate of a Lender and which are not prohibited by the express terms of the Loan Documents; and (iii) “Related Credit Arrangements” means, collectively, Related Swap Contracts and Related Treasury Management Arrangements.

2. Payment. If the Borrower shall default in payment or performance of any of the Guaranteed Liabilities, whether principal, interest, premium, fee (including, but not limited to, loan fees and Attorney Costs), or otherwise, when and as the same shall become due, and after expiration of any applicable grace period, whether according to the terms of the Credit Agreement, by acceleration, or otherwise, or upon the occurrence and during the continuance of any Event of Default under the Credit Agreement, then any or all of the Guarantors will, upon demand thereof by the Administrative Agent, fully pay to the Administrative Agent, for the benefit of the Secured Parties, subject to any restriction on each Guarantor’s Obligations set forth in Section 1 hereof, an amount equal to all the Guaranteed Liabilities then due and owing.

3. Absolute Rights and Obligations. This is a guaranty of payment and not of collection. The Guarantors’ Obligations under this Guaranty Agreement shall be joint and several, absolute and unconditional irrespective of, and each Guarantor hereby expressly waives, to the extent permitted by Law, any defense (other than a defense of payment in full of all of the Obligations) to its obligations under this Guaranty Agreement and all Security Instruments to which it is a party by reason of:

(a) any lack of legality, validity or enforceability of the Credit Agreement, of any of the Notes, of any other Loan Document, or of any other agreement or instrument creating, providing security for, or otherwise relating to any of the Guarantors’ Obligations, any of the Guaranteed Liabilities, or any other guaranty of any of the Guaranteed Liabilities (the Loan Documents and all such other agreements and instruments being collectively referred to as the “Related Agreements”);

(b) any action taken under any of the Related Agreements, any exercise of any right or power therein conferred, any failure or omission to enforce any right conferred thereby, or any waiver of any covenant or condition therein provided;

(c) any acceleration of the maturity of any of the Guaranteed Liabilities, of the Guarantor’s Obligations of any other Guarantor, or of any other obligations or liabilities of any Person under any of the Related Agreements;

(d) any release, exchange, non-perfection, lapse in perfection, disposal, deterioration in value, or impairment of any security for any of the Guaranteed Liabilities, for any of the Guarantor’s Obligations of any Guarantor, or for any other obligations or liabilities of any Person under any of the Related Agreements;

(e) any dissolution of the Borrower or any Guarantor or any other party to a Related Agreement, or the combination or consolidation of the Borrower or any Guarantor or any other party to a Related Agreement into or with another entity or any transfer or disposition of any assets of the Borrower or any Guarantor or any other party to a Related Agreement;

(f) any extension (including without limitation extensions of time for payment), renewal, amendment, restructuring or restatement of, any acceptance of late or partial payments under, or any change in the amount of any borrowings or any credit facilities available under, the Credit Agreement, any of the Notes or any other Loan Document or any other Related Agreement, in whole or in part;

(g) the existence, addition, modification, termination, reduction or impairment of value, or release of any other guaranty (or security therefor) of the Guaranteed Liabilities (including without limitation the Guarantor’s Obligations of any other Guarantor and obligations arising under any other Guaranty now or hereafter in effect);

(h) any waiver of, forbearance or indulgence under, or other consent to any change in or departure from any term or provision contained in the Credit Agreement,

any other Loan Document or any other Related Agreement, including without limitation any term pertaining to the payment or performance of any of the Guaranteed Liabilities, any of the Guarantor’s Obligations of any other Guarantor, or any of the obligations or liabilities of any party to any other Related Agreement;

(i) any other circumstance whatsoever (with or without notice to or knowledge of any Guarantor) which may or might in any manner or to any extent vary the risks of such Guarantor, or might otherwise constitute a legal or equitable defense available to, or discharge of, a surety or a guarantor, including without limitation any right to require or claim that resort be had to the Borrower or any other Loan Party or to any collateral in respect of the Guaranteed Liabilities or Guarantors’ Obligations.

It is the express purpose and intent of the parties hereto that this Guaranty Agreement and the Guarantors’ Obligations hereunder and under each Guaranty Joinder Agreement shall be absolute and unconditional under any and all circumstances and shall not be discharged except by payment as herein provided.

4. Currency and Funds of Payment. All Guarantors’ Obligations will be paid in the currency of the primary Obligation and in immediately available funds, regardless of any Law, regulation or decree now or hereafter in effect that might in any manner affect the Guaranteed Liabilities, or the rights of any Secured Party with respect thereto as against the Borrower, or cause or permit to be invoked any alteration in the time, amount or manner of payment by the Borrower of any or all of the Guaranteed Liabilities.

5. Events of Default. Without limiting the provisions of Section 2 hereof, in the event that there shall occur and be continuing an Event of Default, then notwithstanding any collateral or other security or credit support for the Guaranteed Liabilities, at the Administrative Agent’s election and upon demand therefor, the Guarantors’ Obligations shall immediately be and become due and payable.

6. Subordination. Until this Guaranty Agreement is terminated in accordance with Section 22 hereof, each Guarantor hereby unconditionally subordinates all present and future debts, liabilities or obligations now or hereafter owing to such Guarantor (a) of the Borrower, to the payment in full of the Guaranteed Liabilities, (b) of every other Guarantor (an “obligated guarantor”), to the payment in full of the Guarantors’ Obligations of such obligated guarantor, and (c) of each other Person now or hereafter constituting a Loan Party, to the payment in full of the obligations of such Loan Party owing to any Secured Party and arising under the Loan Documents or the Related Credit Arrangements. All amounts due under such subordinated debts, liabilities, or obligations shall, upon the occurrence and during the continuance of an Event of Default, be collected and, upon written request by the Administrative Agent, paid over forthwith to the Administrative Agent for the benefit of the Secured Parties on account of the Guaranteed Liabilities, the Guarantors’ Obligations, or such other obligations, as applicable, and, after such written request and pending such payment, shall be held by such Guarantor as agent and bailee of the Secured Parties separate and apart from all other funds, property and accounts of such Guarantor.

7. Suits. Each Guarantor from time to time shall pay to the Administrative Agent for the benefit of the Secured Parties, on demand, at the Administrative Agent’s Office, the Guarantors’ Obligations as they become or are declared due, and in the event such payment is not made forthwith, the Administrative Agent may proceed to suit against any one or more or all of the Guarantors. At the Administrative Agent’s election, one or more and successive or concurrent suits may be brought hereon by the Administrative Agent against any one or more or all of the Guarantors, whether or not suit has been commenced against the Borrower, any other Guarantor, or any other Person and whether or not the Secured Parties have taken or failed to take any other action to collect all or any portion of the Guaranteed Liabilities or have taken or failed to take any actions against any collateral securing payment or performance of all or any portion of the Guaranteed Liabilities, and irrespective of any event, occurrence, or condition described in Section 3 hereof.

8. Set-Off and Waiver. Each Guarantor waives any right to assert against any Secured Party as a defense, counterclaim, set-off, recoupment or cross claim in respect of its Guarantor’s Obligations, any defense (legal or equitable) or other claim which such Guarantor may now or at any time hereafter have against the Borrower or any or all of the Secured Parties without waiving any additional defenses, set-offs, counterclaims or other claims otherwise available to such Guarantor. Each Guarantor agrees that each Secured Party shall have a lien for all the Guarantor’s Obligations upon all deposits or deposit accounts, of any kind, or any interest in any deposits or deposit accounts, now or hereafter pledged, mortgaged, transferred or assigned to such Secured Party or otherwise in the possession or control of such Secured Party for any purpose (other than solely for safekeeping) for the account or benefit of such Guarantor, including any balance of any deposit account or of any credit of such Guarantor with the Secured Party, whether now existing or hereafter established, and hereby authorizes each Secured Party upon the occurrence and during the continuance of an Event of Default at any time or times with or without prior notice to apply such balances or any part thereof to such of the Guarantor’s Obligations to the Secured Parties then due and in such amounts as provided for in the Credit Agreement or otherwise as they may elect. For the purposes of this Section 8, all remittances and property shall be deemed to be in the possession of a Secured Party as soon as the same may be put in transit to it by mail or carrier or by other bailee.

9. Waiver of Notice; Subrogation.

(a) Each Guarantor hereby waives to the extent permitted by Law notice of the following events or occurrences: (i) acceptance of this Guaranty Agreement; (ii) the Lenders’ heretofore, now or from time to time hereafter making Loans and issuing Letters of Credit and otherwise loaning monies or giving or extending credit to or for the benefit of the Borrower or any other Loan Party, or otherwise entering into arrangements with any Loan Party giving rise to Guaranteed Liabilities, whether pursuant to the Credit Agreement or the Notes or any other Loan Document or Related Agreement or any amendments, modifications, or supplements thereto, or replacements or extensions thereof; (iii) presentment, demand, default, non-payment, partial payment and protest; and (iv) any other event, condition, or occurrence described in Section 3 hereof. Each Guarantor agrees that each Secured Party may heretofore, now or at any time hereafter do any or all of the foregoing in such manner, upon such terms and at such times as each

Secured Party, in its sole and absolute discretion, deems advisable, without in any way or respect impairing, affecting, reducing or releasing such Guarantor from its Guarantor’s Obligations, and each Guarantor hereby consents to each and all of the foregoing events or occurrences.

(b) Each Guarantor hereby agrees that payment or performance by such Guarantor of its Guarantor’s Obligations under this Guaranty Agreement may be enforced by the Administrative Agent on behalf of the Secured Parties upon demand by the Administrative Agent to such Guarantor without the Administrative Agent being required, such Guarantor expressly waiving to the extent permitted by Law any right it may have to require the Administrative Agent, to (i) prosecute collection or seek to enforce or resort to any remedies against the Borrower or any other Guarantor or any other guarantor of the Guaranteed Liabilities, or (ii) seek to enforce or resort to any remedies with respect to any security interests, Liens or encumbrances granted to the Administrative Agent or any Lender or other party to a Related Agreement by the Borrower, any other Guarantor or any other Person on account of the Guaranteed Liabilities or any guaranty thereof, IT BEING EXPRESSLY UNDERSTOOD, ACKNOWLEDGED AND AGREED TO BY SUCH GUARANTOR THAT DEMAND UNDER THIS GUARANTY AGREEMENT MAY BE MADE BY THE ADMINISTRATIVE AGENT, AND THE PROVISIONS HEREOF ENFORCED BY THE ADMINISTRATIVE AGENT, EFFECTIVE AS OF THE FIRST DATE ANY EVENT OF DEFAULT OCCURS AND IS CONTINUING UNDER THE CREDIT AGREEMENT.

(c) Each Guarantor further agrees with respect to this Guaranty Agreement that it shall have no right of subrogation, reimbursement, contribution or indemnity, nor any right of recourse to security for the Guaranteed Liabilities unless and until 93 days immediately following the Facility Termination Date (as defined below) shall have elapsed without the filing or commencement, by or against any Loan Party, of any state or federal action, suit, petition or proceeding seeking any reorganization, liquidation or other relief or arrangement in respect of creditors of, or the appointment of a receiver, liquidator, trustee or conservator in respect to, such Loan Party or its assets. This waiver is expressly intended to prevent the existence of any claim in respect to such subrogation, reimbursement, contribution or indemnity by any Guarantor against the estate of any other Loan Party within the meaning of Section 101 of the Bankruptcy Code, in the event of a subsequent case involving any other Loan Party. If an amount shall be paid to any Guarantor on account of such rights at any time prior to termination of this Guaranty Agreement in accordance with the provisions of Section 22 hereof, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Administrative Agent, for the benefit of the Secured Parties, to be credited and applied upon the Guarantors’ Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement or otherwise as the Secured Parties may elect. The agreements in this subsection shall survive repayment of all of the Guarantors’ Obligations, the termination or expiration of this Guaranty Agreement in any manner, including but not limited to termination in accordance with Section 22 hereof, and occurrence of the Facility Termination Date. For purposes of this Guaranty Agreement,

“Facility Termination Date” means the date as of which all of the following shall have occurred: (a) the Borrower shall have permanently terminated the credit facilities under the Loan Documents by final payment in full of all Outstanding Amounts, together with all accrued and unpaid interest and fees thereon, other than (i) the undrawn portion of Letters of Credit and (ii) all letter of credit fees relating thereto accruing after such date (which fees shall be payable solely for the account of the L/C Issuer and shall be computed (based on interest rates and the Applicable Rate then in effect) on such undrawn amounts to the respective expiry dates of the Letters of Credit), in each case as have been fully Cash Collateralized or as to which other arrangements with respect thereto satisfactory to the Administrative Agent and the L/C Issuer shall have been made; (b) all Commitments shall have terminated or expired; (c) the obligations and liabilities of the Borrower and each other Loan Party under all Related Credit Arrangements shall have been fully, finally and irrevocably paid and satisfied in full and the Related Credit Arrangements shall have expired or been terminated, or other arrangements satisfactory to the counterparties shall have been made with respect thereto; and (d) the Borrower and each other Loan Party shall have fully, finally and irrevocably paid and satisfied in full all of their respective obligations and liabilities arising under the Loan Documents, including with respect to the Borrower and the Obligations (except for future obligations consisting of continuing indemnities and other contingent Obligations of the Borrower or any Loan Party that may be owing to any Agent-Related Person or any Lender pursuant to the Loan Documents and expressly survive termination of the Credit Agreement or any other Loan Document).

10. Effectiveness; Enforceability. This Guaranty Agreement shall be effective as of the date first above written and shall continue in full force and effect until termination in accordance with Section 22 hereof. Any claim or claims that the Secured Parties may at any time hereafter have against a Guarantor under this Guaranty Agreement may be asserted by the Administrative Agent on behalf of the Secured Parties by written notice directed to such Guarantor in accordance with Section 24 hereof.

11. Representations and Warranties. Each Guarantor warrants and represents to the Administrative Agent, for the benefit of the Secured Parties, that it is duly authorized to execute and deliver this Guaranty Agreement (or the Guaranty Joinder Agreement to which it is a party, as applicable), and to perform its obligations under this Guaranty Agreement, that this Guaranty Agreement (or the Guaranty Joinder Agreement to which it is a party, as applicable) has been duly executed and delivered on behalf of such Guarantor by its duly authorized representatives; that this Guaranty Agreement (and any Guaranty Joinder Agreement to which such Guarantor is a party) is legal, valid, binding and enforceable against such Guarantor in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting the enforcement of creditors’ rights generally and by general equitable principles; and that such Guarantor’s execution, delivery and performance of this Guaranty Agreement (and any Guaranty Joinder Agreement to which such Guarantor is a party) do not violate or constitute a breach of (a) any of its Organization Documents, (b) any agreement or instrument to which such Guarantor is a party, or (c) any Law, order, regulation, decree or award of any governmental authority or arbitral body to which it or its properties or operations is subject, except in the case of both clauses (b) and (c), as could not reasonably be expected to have a Material Adverse Effect.

12. Expenses. Each Guarantor agrees to be jointly and severally liable for the payment of all reasonable fees and expenses, including Attorney Costs, incurred by any Secured Party in connection with the enforcement of this Guaranty Agreement, whether or not suit be brought.

13. Reinstatement. Each Guarantor agrees that this Guaranty Agreement shall continue to be effective or be reinstated, as the case may be, at any time payment received by any Secured Party in respect of any Guaranteed Liabilities is rescinded or must be restored for any reason, or is repaid by any Secured Party in whole or in part in good faith and reasonable settlement of any pending or threatened avoidance claim.

14. Attorney-in-Fact. To the extent permitted by Law, each Guarantor hereby appoints the Administrative Agent, for the benefit of the Secured Parties, as such Guarantor’s attorney-in-fact for the purposes of carrying out the provisions of this Guaranty Agreement and taking any action and executing any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is coupled with an interest and is irrevocable; provided, that the Administrative Agent shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of an Event of Default.

15. Reliance. Each Guarantor represents and warrants to the Administrative Agent, for the benefit of the Secured Parties, that: (a) such Guarantor has adequate means to obtain on a continuing basis (i) from the Borrower, information concerning the Loan Parties and the Loan Parties’ financial condition and affairs and (ii) from other reliable sources, such other information as it deems material in deciding to provide this Guaranty Agreement and any Guaranty Joinder Agreement (“Other Information”), and has full and complete access to the Loan Parties’ books and records and to such Other Information; (b) such Guarantor is not relying on any Secured Party or its or their employees, directors, agents or other representatives or Affiliates, to provide any such information, now or in the future; (c) such Guarantor has been furnished with and reviewed the terms of the Credit Agreement and such other Loan Documents and Related Agreements as it has requested, is executing this Guaranty Agreement (or the Guaranty Joinder Agreement to which it is a party, as applicable) freely and deliberately, and understands the obligations and financial risk undertaken by providing this Guaranty Agreement (and any Guaranty Joinder Agreement); (d) such Guarantor has relied solely on the Guarantor’s own independent investigation, appraisal and analysis of the Borrower, the Borrower’s financial condition and affairs, the “Other Information”, and such other matters as it deems material in deciding to provide this Guaranty Agreement (and any Guaranty Joinder Agreement) and is fully aware of the same; and (e) such Guarantor has not depended or relied on any Secured Party or its employees, directors, agents or other representatives or Affiliates, for any information whatsoever concerning the Borrower or the Borrower’s financial condition and affairs or any other matters material to such Guarantor’s decision to provide this Guaranty Agreement (and any Guaranty Joinder Agreement), or for any counseling, guidance, or special consideration or any promise therefor with respect to such decision. Each Guarantor agrees that no Secured Party has any duty or responsibility whatsoever, now or in the future, to provide to such Guarantor any information concerning the Borrower or the Borrower’s financial condition and affairs, or any Other Information, other than as expressly provided herein, and that, if such Guarantor receives any such information from any Secured Party or its or their employees, directors, agents or other representatives or Affiliates, such Guarantor will independently verify the information and will not rely on any Secured Party or its or their employees, directors, agents or other representatives or Affiliates, with respect to such information.

16. Rules of Interpretation. The rules of interpretation contained in Article I of the Credit Agreement shall be applicable to this Guaranty Agreement and each Guaranty Joinder Agreement and are hereby incorporated by reference. All representations and warranties contained herein shall survive the delivery of documents and any extension of credit referred to herein or guaranteed hereby.

17. Entire Agreement. This Guaranty Agreement and each Guaranty Joinder Agreement, together with the Credit Agreement and other Loan Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations, agreements, understandings, inducements, commitments or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof. Except as provided in Section 22 or Section 25, neither this Guaranty Agreement nor any Guaranty Joinder Agreement nor any portion or provision hereof or thereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than as provided in the Credit Agreement.

18. Binding Agreement; Assignment. This Guaranty Agreement, each Guaranty Joinder Agreement and the terms, covenants and conditions hereof and thereof, shall be binding upon and inure to the benefit of the parties hereto and thereto, and to their respective heirs, legal representatives, successors and assigns; provided, however, that, other than pursuant to a transaction that is permitted under the Credit Agreement, no Guarantor shall be permitted to assign any of its rights, powers, duties or obligations under this Guaranty Agreement, any Guaranty Joinder Agreement or any other interest herein or therein without the prior written consent of the Administrative Agent. Without limiting the generality of the foregoing sentence of this Section 18, any Lender may assign to one or more Persons, or grant to one or more Persons participations in or to, all or any part of its rights and obligations under the Credit Agreement (to the extent permitted by the Credit Agreement); and to the extent of any such assignment or participation such other Person shall, to the fullest extent permitted by Law, thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject however, to the provisions of the Credit Agreement, including Article IX thereof (concerning the Administrative Agent) and Section 10.06 thereof concerning assignments and participations. All references herein to the Administrative Agent shall include any successor thereof.

19. Related Credit Arrangements. All obligations of any Loan Party under Related Credit Arrangements to which any Lender or its Affiliates are a party shall be deemed to be

Guaranteed Liabilities, and each Lender or Affiliate of a Lender party to any such Related Credit Arrangement shall be deemed to be a Secured Party hereunder with respect to such Guaranteed Liabilities; provided, however, that such obligations shall cease to be Guaranteed Liabilities at such time, prior to the Facility Termination Date, as such Person (or Affiliate of such Person) shall cease to be a “Lender” under the Credit Agreement.

No Person who obtains the benefit of this Guaranty Agreement by virtue of the provisions of this Section shall have, prior to the Facility Termination Date, any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Guarantors’ Obligations (including the release or modification of any Guarantors’ Obligations or security therefor) other than in its capacity as a Lender and only to the extent expressly provided in the Loan Documents. Each Secured Party not a party to the Credit Agreement who obtains the benefit of this Guaranty Agreement by virtue of the provisions of this Section shall be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of the Credit Agreement, and that with respect to the actions and omissions of the Administrative Agent hereunder or otherwise relating hereto that do or may affect such Secured Party, the Administrative Agent and each Related Party of any of the foregoing shall be entitled to all the rights, benefits and immunities conferred under Article IX of the Credit Agreement.

20. Severability. The provisions of this Guaranty Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Guaranty Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

21. Counterparts. This Guaranty Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Guaranty Agreement to produce or account for more than one such counterpart executed by the Guarantor against whom enforcement is sought. Without limiting the foregoing provisions of this Section 21, the provisions of Section 10.10 of the Credit Agreement shall be applicable to this Guaranty Agreement.

22. Termination. (a) Subject to reinstatement pursuant to Section 13 hereof, this Guaranty Agreement and each Guaranty Joinder Agreement, and all of the Guarantors’ Obligations hereunder (excluding those Guarantors’ obligations relating to Guaranteed Liabilities that expressly survive such termination) shall terminate on the Facility Termination Date.

(b) In the event that any Guarantor is released pursuant to the Credit Agreement, such Guarantor shall be released from its obligations under this Guaranty Agreement and the other Loan Documents.

23. Remedies Cumulative; Late Payments. All remedies hereunder are cumulative and are not exclusive of any other rights and remedies of the Administrative Agent or any other Secured Party provided by Law or under the Credit Agreement, the other Loan Documents or other applicable agreements or instruments. The making of the Loans and other credit extensions pursuant to the Credit Agreement and other Related Agreements shall be conclusively presumed to have been made or extended, respectively, in reliance upon each Guarantor’s guaranty of the Guaranteed Liabilities pursuant to the terms hereof. Any amounts not paid when due under this Guaranty Agreement shall, upon the request of the Required Lenders pursuant to Section 2.09(b)(ii) of the Credit Agreement, bear interest at the Default Rate.

24. Notices. Any notice required or permitted hereunder or under any Guaranty Joinder Agreement shall be given, (a) with respect to each Guarantor, at the address of the Borrower indicated in Schedule 10.02 of the Credit Agreement and (b) with respect to the Administrative Agent or any other Secured Party, at the Administrative Agent’s address indicated in Schedule 10.02 of the Credit Agreement. All such addresses may be modified, and all such notices shall be given and shall be effective, as provided in Section 10.02 of the Credit Agreement for the giving and effectiveness of notices and modifications of addresses thereunder.

25. Joinder. Each Person who shall at any time execute and deliver to the Administrative Agent a Guaranty Joinder Agreement substantially in the form attached as Exhibit A hereto shall thereupon irrevocably, absolutely and unconditionally become a party hereto and obligated hereunder as a Guarantor, and all references herein and in the other Loan Documents to the Guarantors or to the parties to this Guaranty Agreement shall be deemed to include such Person as a Guarantor hereunder.

26. Inconsistencies. If any provision of this Guaranty Agreement is inconsistent with any provision in the Credit Agreement, the provision of such Credit Agreement shall govern.

27. Governing Law; Venue; Waiver of Jury Trial.

(a) GOVERNING LAW. THIS GUARANTY AGREEMENT AND ANY GUARANTY JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) SUBMISSION TO JURISDICTION. EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT, ANY GUARANTY JOINDER AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH

FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY AGREEMENT, ANY GUARANTY JOINDER AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY AGREEMENT, ANY GUARANTY JOINDER AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) WAIVER OF VENUE. EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT, ANY GUARANTY JOINDER AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 24. NOTHING IN THIS GUARANTY AGREEMENT, ANY GUARANTY JOINDER AGREEMENT OR ANY OTHER LOAN DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

28. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT, ANY GUARANTY JOINDER AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY

AGREEMENT, ANY GUARANTY JOINDER AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

[ Signature pages follow.]

IN WITNESS WHEREOF, the parties have duly executed this Guaranty Agreement on the day and year first written above.

GUARANTORS:

BEARINGPOINT AMERICAS, INC.

BEARINGPOINT GLOBAL, INC.

BEARINGPOINT GLOBAL OPERATIONS, INC.

BEARINGPOINT INTERNATIONAL I, INC.

BEARINGPOINT USA, INC.

METRIUS, INC.

OAD ACQUISTION CORP.

OAD GROUP, INC.

PEATMARWICK, INC.

SOFTLINE ACQUISITION CORP.

SOFTLINE CONSULTING & INTEGRATORS, INC.

By:	/s/ Patrick H. Kinzler
Name:	Patrick H. Kinzler
Title:	Treasurer

BEARINGPOINT GLOBAL DELAWARE, LLC BEARINGPOINT, LLC

By:	BEARINGPOINT, INC., as managing member

	By:	/s/ Patrick H. Kinzler
	Name:	Patrick H. Kinzler
	Title:	Treasurer

BEARINGPOINT ENTERPRISE HOLDINGS, LLC

BEARINGPOINT ISRAEL, LLC

BEARINGPOINT RUSSIA, LLC

BEARINGPOINT SOUTH PACIFIC, LLC

BEARINGPOINT SOUTHEAST ASIA, LLC

BEARINGPOINT TECHNOLOGY

    PROCUREMENT SERVICES, LLC

I2 MID ATLANTIC LLC

I2 NORTHWEST LLC

PELOTON HOLDINGS, L.L.C.

By:	BEARINGPOINT, LLC, as managing member

	By:	BEARINGPOINT, INC., as managing member

		By:	/s/ Patrick H. Kinzler
		Name:	Patrick H. Kinzler
		Title:	Treasurer

BEARINGPOINT BG, LLC

By:	BEARINGPOINT GLOBAL OPERATIONS, INC., as managing member

	By:	/s/ Patrick H. Kinzler
	Name:	Patrick H. Kinzler
	Title:	Treasurer

BEARINGPOINT PUERTO RICO, LLC

By:	BEARINGPOINT AMERICAS, INC., as managing member

	By:	/s/ Patrick H. Kinzler
	Name:	Patrick H. Kinzler
	Title:	Treasurer

ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A.

By:	/s/ John E. Williams
Name:	John E. Williams
Title:	SVP

Signature Page

Guaranty Agreement

EXHIBIT A

Form of Guaranty Joinder Agreement

GUARANTY JOINDER AGREEMENT

THIS GUARANTY JOINDER AGREEMENT (the “Guaranty Joinder Agreement”), dated as of                         , 20     is made by                                 , a                          (the “Joining Guarantor”), delivered to BANK OF AMERICA, N.A., in its capacity as Administrative Agent (the “Administrative Agent”) under that certain Credit Agreement (as amended, revised, modified, supplemented or amended and restated from time to time, the “Credit Agreement”), dated as of December             , 2004, by and among BEARINGPOINT, INC. (the “Borrower”), the Lenders party thereto and the Administrative Agent. All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

WHEREAS, the Joining Guarantor is required by the terms of the Credit Agreement to become a “Guarantor” under the Credit Agreement and be joined as a party to the Guaranty; and

WHEREAS, the Joining Guarantor will materially benefit directly and indirectly from the credit facilities made available and to be made available to the Borrower by the Lenders under the Credit Agreement; and

NOW, THEREFORE, the Joining Guarantor hereby agrees as follows with the Administrative Agent, for the benefit of the Secured Parties (as defined in the Guaranty and including any Lender or Affiliate of any Lender party to any Related Credit Arrangement):

1. Joinder. The Joining Guarantor hereby irrevocably, absolutely and unconditionally becomes a party to the Guaranty as a Guarantor and bound by all the terms, conditions, obligations, liabilities and undertakings of each Guarantor or to which each Guarantor is subject thereunder, including without limitation the joint and several, unconditional, absolute, continuing and irrevocable guarantee to the Administrative Agent for the benefit of the Secured Parties of the payment and performance in full of the Guaranteed Liabilities (as defined in the Guaranty) whether now existing or hereafter arising, all with the same force and effect as if the Joining Guarantor were a signatory to the Guaranty.

2. Affirmations. The Joining Guarantor hereby acknowledges and reaffirms as of the date hereof with respect to itself, its properties and its affairs each of the waivers, representations, warranties, acknowledgements and certifications applicable to any Guarantor contained in the Guaranty.

3. Severability. The provisions of this Guaranty Joinder Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Guaranty Joinder Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

4. Counterparts. This Guaranty Joinder Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Guaranty Joinder Agreement to produce or account for more than one such counterpart executed by the Joining Guarantor. Without limiting the foregoing provisions of this Section 4, the provisions of Section 10.10 of the Credit Agreement shall be applicable to this Guaranty Joinder Agreement.

5. Delivery. Joining Guarantor hereby irrevocably waives notice of acceptance of this Guaranty Joinder Agreement and acknowledges that the Guaranteed Liabilities are and shall be deemed to be incurred, and credit extensions under the Loan Documents and the Related Credit Arrangements made and maintained, in reliance on this Guaranty Joinder Agreement and the Guarantor’s joinder as a party to the Guaranty as herein provided.

6. Governing Law; Venue; Waiver of Jury Trial. The provisions of Sections 27 and 28 of the Guaranty are hereby incorporated by reference as if fully set forth herein.

[Signature page follows.]

IN WITNESS WHEREOF, the Joining Guarantor has duly executed and delivered this Guaranty Joinder Agreement as of the day and year first written above.

JOINING GUARANTOR:

By:

Name:
Title: